SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2012

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238
(State or other jurisdiction) of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota		55318
(Address of principal executive offices)		(Zip Code)

Telephone Number: (952) 448-5440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 13, 2012, FSI International, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tokyo Electron Limited (“Parent”) and RB Merger Corp., a wholly owned indirect subsidiary of Parent (“Merger Sub”), for the acquisition of the Company by Merger Sub. Pursuant to the terms of the Merger Agreement, Merger Sub will acquire all of the outstanding shares of the Company’s common stock, no par value, for $6.20 per share, or approximately $252.5 million in the aggregate, through a cash tender offer followed by a merger.

Following the consummation of the tender offer, Merger Sub will merge with and into the Company and the Company will become a wholly owned indirect subsidiary of Parent (the “Merger”). In the Merger, the remaining shareholders of the Company will be entitled to receive, in cash, the same $6.20 per share consideration offered in the tender offer for each share of the Company’s common stock held by such shareholders.

The Company has made various representations and warranties and agreed to specified covenants in the Merger Agreement. The Company’s covenants include: covenants relating to the Company’s conduct of its business between the date of the Merger Agreement and the closing of the Merger; restrictions on soliciting proposals for alternative transactions; public disclosures; and other matters. The Merger Agreement contains certain termination rights of Parent and the Company and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $8,837,500.

The Company’s Board of Directors has unanimously approved the Merger Agreement and unanimously recommends that the shareholders of the Company tender their shares of Company common stock in the tender offer.

The closing of the tender offer is conditioned on, among other things, the tender of at least a majority of the outstanding shares of the Company’s common stock on a fully diluted basis, required regulatory approvals, including those of the Federal Trade Commission and Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions.

Subject to the terms and conditions of the Merger Agreement, the Company has granted Merger Sub an option that is irrevocable during the term of the Merger Agreement (the “Top-Up Option”) to purchase an aggregate number of newly-issued shares that, at the time of such exercise, constitutes one share more than 90% of the number of fully-diluted shares of the Company’s common stock but not less than one share more than 90% of the number of shares of the Company’s common stock then outstanding, subject to authorized shares being available for issuance. The Top-Up Option is exercisable only after shares have been purchased pursuant to the tender offer. The consideration for each share of Company common stock acquired upon exercise of the Top-Up Option will be $6.20 per share and will be paid, at Merger Sub’s election, either (i) entirely in cash, (ii) by delivering to the Company an unsecured, non-negotiable, non-transferable promissory note of Merger Sub in the principal amount of the purchase price for such shares, or (iii) a combination of cash and a promissory note.

The Merger Agreement has been included to provide information regarding its terms. It is not intended to modify or supplement any factual disclosures about the Company, Parent or Merger Sub in any public reports filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company, Parent or Merger Sub. In particular, the assertions embodied in the representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosure schedules provided by the Company to Parent and Merger Sub in connection with the execution of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement have been made for the purposes of allocating risk between the parties to the Merger Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Parent or Merger Sub. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws. Investors should not rely on the representations, warranties, or covenants or any descriptions thereof as characterizations of the actual state of facts or the actual condition of the Company, Parent, or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.02. Compensatory Arrangements of Certain Officers.

(e) On August 13, 2012, the Company entered into employment agreements (the “Employment Agreements”) with each of Donald S. Mitchell, Benno G. Sand, Patricia M. Hollister and John C. Ely (each, an “Executive”), to become effective as of the consummation of the Merger (the “Closing”). The Employment Agreements replace existing agreements with the Executives and include a two year term for Donald Mitchell, and a one year term for the other Executives (the “Term”).

Under the Employment Agreements, Mr. Mitchell will serve as the President, Mr. Sand will serve as the Senior Vice President, Business Development, Mr. Ely will serve as the Vice President, Sales, Marketing and Service, and Ms. Hollister will serve as the Vice President of Finance & Administration of the Company. During the Term, each Executive will: (1) continue to receive base salary at his/her current annual rate ($440,000 for Mr. Mitchell; $270,000 for Mr. Sand; $255,000 for Mr. Ely; and $250,000 for Ms. Hollister); (2) participate in an annual cash incentive program based on performance goals; (3) continue to be eligible for annual executive perquisites substantially equivalent to those he/she received for fiscal year 2011; and (4) continue to participate in the Company’s retirement savings, health and welfare and other employee benefit plans on a basis consistent with that offered to other salaried employees of the Company, if permitted by law.

The Employment Agreements provide that each Executive is entitled to a lump sum payment representing his/her pro-rata cash incentive payment for fiscal year 2012 ($440,000 for Mr. Mitchell; $216,000 for Mr. Sand; $204,000 for Mr. Ely; and $200,000 for Ms. Hollister). The pro rata bonus will be paid at the same time bonuses are paid to other participants in the plan but not later than March 15, 2013. In addition, if the Executive remains employed with the Company through the one year anniversary of the date of the Closing, or if the Executive’s employment is terminated by the Company for any reason (including death or disability) prior to the one year anniversary of the date of the Closing or if the Executive terminates his or her employment for good reason prior to the one year anniversary of the date of the Closing, such Executive will receive a specified retention payment ($1,900,000 for Mr. Mitchell; $1,043,750 for Mr. Sand; $992,250 for Mr. Ely; and $973,833 for Ms. Hollister). The Employment Agreements also provide for severance payments of base salary through the remainder of the Term (with a six month minimum for Messrs. Sand and Ely, and Ms. Hollister, and a one year minimum for Mr. Mitchell) and a pro rata bonus based on actual achievement of the performance goals if the Executive incurs a termination without cause or for good reason prior to the end of the Term.

Post-termination retention and severance payments are subject to a release of claims by the Executive. The agreements provide that the Executives will not compete with, nor solicit the employees or customers of, the Company for one year following termination of employment for any reason. The agreements also provide that the Executives will be made whole for any excise tax imposed on their payments under the so-called golden parachute excise tax provisions. The Executives have agreed to assist in minimizing the impact of any golden parachute excise tax on the payments they may receive under the agreement. The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 8.01. Other Events.

On August 13, 2012, the Company issued a press release announcing that it had entered into the Merger Agreement. The press release is furnished herewith and a copy is attached hereto as Exhibit 99.1.

Additional Information

The tender offer for the purchase of the outstanding shares of the Company’s common stock described in this Form 8-K has not yet commenced, and this Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Parent and Merger Sub will file a tender offer statement on Schedule TO (including the offer to purchase, letter of transmittal and other tender offer materials) with the SEC and the Company will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Prior to making any decision regarding the tender offer, Company shareholders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and other tender offer materials) and the related solicitation/recommendation statement on Schedule 14D-9 when they become available as they will contain important information. Once filed, Company shareholders will be able to obtain the tender offer statement (including the offer to purchase, letter of transmittal and other tender offer materials) and the related solicitation/recommendation statement at no charge on the SEC’s website at www.sec.gov. In addition, the tender offer statement (including the offer to purchase, letter of transmittal and other tender offer materials) and the related solicitation/recommendation statement (when available) may be obtained free of charge from the information agent named in the tender offer materials or by directing a request to FSI International, Inc., Attention: Benno Sand, Executive Vice President, Business Development, Investor Relations and Secretary, Telephone Number 952.448.8936.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements in this Form 8-K include statements regarding the anticipated benefits of the transaction; statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; and any statements of assumptions underlying any of the foregoing. All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by forward-looking statements include: risks and uncertainties associated with the tender offer, including uncertainties as to the timing of the tender offer and merger, uncertainties as to how many of the Company’s shareholders will tender their shares in the offer, the risk that competing offers will be made, and the possibility that various closing conditions for the transaction may not be satisfied or waived. Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements are discussed in the Company’s filings with the SEC, including in its periodic reports filed on Form 10-K and Form 10-Q with the SEC. Copies of the Company’s filings with the SEC may be obtained at the “Investors” section of the Company’s website at www.fsi-intl.com or on the on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this communication and neither the Company nor Parent assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated August 13, 2012, by and among FSI International, Inc., Tokyo Electron Limited and RB Merger Corp.*

10.1	Employment Agreement, dated August 13, 2012, by and between FSI International, Inc. and Donald S. Mitchell.

10.2	Employment Agreement, dated August 13, 2012, by and between FSI International, Inc. and Benno G. Sand.

10.3	Employment Agreement, dated August 13, 2012, by and between FSI International, Inc. and Patricia M. Hollister.

10.4	Employment Agreement, dated August 13, 2012, by and between FSI International, Inc. and John C. Ely.

99.1	Press release, dated August 13, 2012.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. FSI International, Inc. agrees to furnish a supplemental copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.

By:	/s/ Patricia M. Hollister
Patricia M. Hollister
Chief Financial Officer

Date: August 14, 2012

Exhibit Index

Exhibit	Description

2.1	Agreement and Plan of Merger, dated August 13, 2012, by and among FSI International, Inc., Tokyo Electron Limited and RB Merger Corp.*

10.1	Employment Agreement, dated August 13, 2012, by and between FSI International, Inc. and Donald S. Mitchell.

10.2	Employment Agreement, dated August 13, 2012, by and between FSI International, Inc. and Benno G. Sand.

10.3	Employment Agreement, dated August 13, 2012, by and between FSI International, Inc. and Patricia M. Hollister.

10.4	Employment Agreement, dated August 13, 2012, by and between FSI International, Inc. and John C. Ely.

99.1	Press release, dated August 13, 2012.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. FSI International, Inc. agrees to furnish a supplemental copy of such schedules, or any section thereof, to the SEC upon request.